UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2016
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Medtronic Public Limited Company
(Exact name of Registrant as Specified in its Charter)
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Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)
(Registrant’s telephone number, including area code): +353 1 438-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 1, 2016, Medtronic plc, a public limited company organized under the laws of Ireland, issued a press release announcing its third quarter fiscal year 2016 financial results and posted a related group revenue presentation to the Investors section of its website. A copy of the press release and related group revenue presentation are furnished as Exhibits 99.1 and 99.2 to this report.

Item 9.01.	Exhibits.
(d) List of Exhibits

Exhibit Number	Description

99.1	Press release of Medtronic plc, dated March 1, 2016
99.2	Group revenue presentation, dated March 1, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Gary L. Ellis
Date: March 1, 2016		Gary L. Ellis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Medtronic plc, dated March 1, 2016
99.2	Group revenue presentation, dated March 1, 2016